Exhibit 99.1

eXp World Holdings Reports Q2 2025 Results

BELLINGHAM, Wash. — July 31, 2025 — eXp World Holdings, Inc. (Nasdaq: EXPI), or the “Company”, the holding company for eXp Realty®, FrameVR.io and SUCCESS® Enterprises,, today announced financial results for the second quarter ended June 30, 2025.

“eXp was built by agents, for agents and that foundation continues to fuel our momentum,” said Leo Pareja, CEO of eXp Realty. “Our continued investments in the agent value stack and ongoing programs like the co-sponsor initiative are resonating with the best agents and teams in the industry. By putting innovation and agent opportunity at the core of everything we do, we’re not only attracting the most productive agents in the industry, we’re shaping a more transparent, competitive, and agent-empowered future for real estate.”

“eXp continues to demonstrate remarkable resilience in a dynamic real estate environment, underpinned by our agent-first model and commitment to innovation,” said Glenn Sanford, Founder, Chairman and CEO of eXp World Holdings. “Our International business continues to grow rapidly, with robust agent productivity and expanding global reach that validate our platform’s scalability and universal appeal. Having been deeply involved in guiding our international strategy, I’m now turning my attention to SUCCESS® Enterprises with the same focus and determination. As Publisher and Managing Director, I plan to focus on curating experiences in SUCCESS+ with the goal of expanding the brand overall. Just as we’ve built a thriving business across borders, I’m confident we can unlock new potential within SUCCESS® and reinvigorate it as a core driver of value for our agents and shareholders alike.”

Second Quarter 2025 Consolidated Financial Highlights as Compared to the Same Year-Ago Period:

●	Revenue increased 1% to $1.3 billion.
●	Net loss of $(2.3) million and net loss per diluted share of $(0.01).
●	Total operating expenses increased to $1.31 billion from $1.28 billion. Excluding commissions and other agent-related costs, adjusted operating costs[1] were $95.0 million, a 20% increase compared to the second quarter of 2024. This increase was driven by strategic investments to streamline operations and severance.
●	Adjusted EBITDA[2] (a non-GAAP financial measure) of $11.2 million.
●	As of June 30, 2025, cash and cash equivalents totaled $94.6 million, compared to $108.4 million as of June 30, 2024. This reflects the Company's payment of the first $17.0 million installment related to its $34.0 million antitrust litigation settlement during the fiscal quarter ended June 30, 2025.

1 A discussion of why management believes adjusted operating costs, a non-GAAP measure, is useful is included below. Adjusted operating costs exclude commissions and other agent-related costs.

2 A reconciliation of adjusted EBITDA to net income and a discussion of why management believes adjusted EBITDA, a non-GAAP measure, is useful is included below.

●	Net cash provided by operating activities of $36.1 million.
●	Adjusted operating cash flow[3] (a non-GAAP financial measure) of $13.4 million.
●	Distributed $32.6 million to shareholders, including $24.9 million of common stock repurchases and $7.7 million of cash dividends.
●	The Company paid a cash dividend for the second quarter of 2025 of $0.05 per share of common stock on June 4, 2025. On July 24, 2025, the Company’s Board of Directors declared a cash dividend of $0.05 per share of common stock for the third quarter of 2025, expected to be paid on August 29, 2025 to stockholders of record on August 15, 2025.

Second Quarter 2025 Operational Highlights as Compared to the Same Year-Ago Period:

●	eXp ended the second quarter of 2025 with a global agent Net Promoter Score (“aNPS”) of 77, up from 76 in the prior-year period. aNPS is a measure of agent satisfaction and an important key performance indicator given the Company’s intense focus on improving the agent experience.
●	Agents and brokers on the eXp Realty platform decreased (5)% to 82,704 as of June 30, 2025.
●	Real estate sales transactions decreased (2)% to 118,612 in the second quarter of 2025.
●	Real estate sales volume increased 1% to $52.5 billion in the second quarter of 2025.

Second Quarter 2025 Results – Virtual Fireside Chat

The Company will hold a virtual fireside chat and investor Q&A with eXp World Holdings Founder and Chief Executive Officer Glenn Sanford, eXp Realty Chief Executive Officer Leo Pareja, eXp Realty Chief Marketing Officer Wendy Forsythe, Managing Director eXp Realty International Felix Bravo, and eXp World Holdings Chief Financial Officer Jesse Hill on Thursday, July 31, 2025 at 2 p.m. PT / 5 p.m. ET.

The investor Q&A is open to investors, current shareholders and anyone interested in learning more about eXp World Holdings and its companies. Submit questions in advance for inclusion to investors@eXpWorldHoldings.com.

Date: Thursday, July 31, 2025

Time: 2 p.m. PT / 5 p.m. ET

Location: exp.world. Join at https://exp.world/earnings

Livestream: expworldholdings.com/events

About eXp World Holdings, Inc.

eXp World Holdings, Inc. (Nasdaq: EXPI) (the “Company”) is the holding company for eXp Realty® and SUCCESS® Enterprises. eXp Realty is the largest independent real estate brokerage in the world, with over 82,000 agents across 28 countries. As a cloud-based, agent-centric brokerage, eXp Realty provides real estate agents industry-leading commission splits, revenue share, equity ownership opportunities, and

3 A reconciliation of adjusted operating cash flow, a non-GAAP measure, to operating cash flow and a discussion of why management believes adjusted operating cash flow is useful is included below.

a global network that empowers agents to build thriving businesses. For more information about eXp World Holdings, Inc., visit: expworldholdings.com

SUCCESS® Enterprises, anchored by SUCCESS® magazine, has been a trusted name in personal and professional development since 1897. As part of the eXp ecosystem, it offers agents access to valuable resources to enhance their skills, grow their businesses, and achieve long-term success. For more information about SUCCESS, visit success.com.

eXp World Holdings, Inc. intends to use its:

●	eXp investors website (www.expworldholdings.com/investors/);
●	eXp Realty LinkedIn page (https://www.linkedin.com/company/exp-realty/);
●	eXp Realty Facebook Page (https://www.facebook.com/eXpRealty);
●	eXp Realty Instagram Page (https://www.instagram.com/eXpRealty);
●	eXp International LinkedIn Page (https://www.linkedin.com/company/exp-realty-international/);
●	eXp International Facebook Page (https://www.facebook.com/expintl/);
●	eXp International Instagram Page (https://www.instagram.com/exp.intl/);
●	eXp World Holdings LinkedIn page (https://www.linkedin.com/company/expworldholdings/);
●	eXp World Holdings Facebook Page (https://www.facebook.com/eXpWorldHoldings); and
●	eXp World Holdings Instagram Page (https://www.instagram.com/eXpWorldHoldings)

as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Use of Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, this press release includes references to adjusted operating costs, adjusted EBITDA, and adjusted operating cash flow which are non-U.S. GAAP financial measures that may be different from similarly titled measures used by other companies. These measures are presented to enhance investors’ overall understanding of the Company’s financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP.

The Company’s non-U.S. GAAP financial measures provide useful information about financial performance, enhance the overall understanding of past performance and future prospects, and allow for greater transparency with respect to key metrics used by management for financial and operational decision-making. These measures may also provide additional tools for investors to use in comparing core financial performance over multiple periods with other companies in the industry.

●	Adjusted operating costs helps the reader understand the trends in our general, administrative, technology and other costs. The Company defines adjusted operating costs as operating costs excluding commissions and other agent-related costs and the litigation contingency.
●	Adjusted EBITDA helps identify underlying trends in the business that could otherwise be masked by the effect of the expenses excluded in adjusted EBITDA. In particular, the Company believes the exclusion of stock-based compensation and stock option expenses provides a useful supplemental measure in evaluating the performance of operations and provides better transparency into results of operations. The Company defines adjusted EBITDA to mean net income (loss) from continuing operations, excluding other income (expense), income tax benefit (expense), depreciation, amortization, impairment charges, litigation contingency expenses, stock-based compensation expense, stock option expense and other items not core to the operating activities of the Company.

●	Adjusted operating cash flow helps the reader understand the Company’s cash flow. The Company defines the adjusted operating cash flow to mean net cash provided by operating activities, excluding the change in customer deposits.

Adjusted operating costs, adjusted EBITDA, and adjusted operating cash flow should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect the Company’s and its management’s current expectations but involve known and unknown risks and uncertainties that could impact actual results materially. These statements include, but are not limited to, statements regarding international expansion; expansion of the SUCCESS brand; revenue growth; dividends; additions of teams and agents in the future; technology development; and financial performance. Important factors that may cause actual results to differ materially and adversely from those expressed in forward-looking statements include real estate market fluctuations, changes in agent retention or recruitment, the Company’s ability to expand successfully in international markets; the Company’s ability to successfully develop the SUCCESS brand; competitive pressures; regulatory changes; outcomes of ongoing litigation; and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. We do not undertake any obligation to update these statements except as required by law.

Media Relations Contact:

eXp World Holdings, Inc.

mediarelations@expworldholdings.com

Investor Relations Contact:

Denise Garcia

investors@expworldholdings.com

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share amounts and per share data)

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues	$ 1,308,877	$ 1,295,244	$ 2,263,783	$ 2,238,298

Commissions and other agent-related costs	1,216,223	1,197,668	2,094,994	2,062,414
General and administrative expenses	74,076	61,160	140,947	123,742
Technology and development expenses	18,093	14,848	34,898	29,609
Sales and marketing expenses	2,861	3,031	5,696	6,170
Litigation contingency	-	-	-	16,000
Total operating expenses	1,311,253	1,276,707	2,276,535	2,237,935
Operating (loss) income	(2,376)	18,537	(12,752)	363
Other (income) expense
Other (income) expense, net	(760)	(1,749)	(1,703)	(2,937)
Equity in (income) losses of unconsolidated affiliates	207	374	127	523
Total other (income) expense, net	(553)	(1,375)	(1,576)	(2,414)
(Loss) income before income tax expense	(1,823)	19,912	(11,176)	2,777
Income tax (benefit) expense	468	8,146	2,139	4,841
Net (loss) income from continuing operations	(2,291)	11,766	(13,315)	(2,064)
Net (loss) income from discontinued operations	-	617	-	(1,192)
Net (loss) income	($ 2,291)	$ 12,383	($ 13,315)	($ 3,256)
Earnings (loss) per share
Basic, net (loss) income from continuing operations	($ 0.01)	$ 0.08	($ 0.09)	($ 0.01)
Basic, net (loss) income from discontinued operations	-	-	-	(0.01)
Basic, net (loss) income	($ 0.01)	$ 0.08	($ 0.09)	($ 0.02)

Diluted, net (loss) income from continuing operations	($ 0.01)	$ 0.08	($ 0.09)	($ 0.01)
Diluted, net (loss) income from discontinued operations	-	-	-	(0.01)
Diluted, net (loss) income	($ 0.01)	$ 0.08	($ 0.09)	($ 0.02)
Weighted average shares outstanding
Basic	156,091,692	153,580,879	155,418,668	154,160,607
Diluted	156,091,692	155,984,147	155,418,668	154,160,607

EXP WORLD HOLDINGS, INC.

CONSOLIDATED US-GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA RECONCILIATION
(In thousands)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net (loss) income from continuing operations	($ 2,291)	$ 11,766	($ 13,315)	($ 2,064)
Total other (income) expense, net	(553)	(1,375)	(1,576)	(2,414)
Income tax (benefit) expense	468	8,146	2,139	4,841
Depreciation and amortization	2,272	2,963	4,833	5,363
Litigation contingency	—	—	—	16,000
Stock-based compensation expense (1)	9,703	9,329	17,821	18,157
Stock option expense	1,602	1,985	3,454	3,975
Adjusted EBITDA	$ 11,201	$ 32,814	$ 13,356	$ 43,858

ADJUSTED OPERATING CASH FLOW
(In thousands)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net Cash Provided by Operating Activities	$ 36,088	$ 71,147	$ 75,926	$ 131,801
Less: Customer Deposits	22,659	10,707	34,344	41,946
Adjusted Operating Cash Flow	$ 13,429	$ 60,440	$ 41,582	$ 89,855

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(UNAUDITED)

	June 30, 2025	December 31, 2024

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 94,551	$ 113,607
Restricted cash	90,383	54,981
Accounts receivable, net of allowance for credit losses of $2,271 and $1,589, respectively	146,193	87,692
Prepaids and other assets	13,830	11,692
TOTAL CURRENT ASSETS	344,957	267,972
Property, plant, and equipment, net	13,434	11,615
Other noncurrent assets	22,075	11,679
Intangible assets, net	5,338	6,456
Deferred tax assets, net	77,557	75,774
Goodwill	17,885	17,226
TOTAL ASSETS	$ 481,246	$ 390,722

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$ 11,286	$ 10,478
Customer deposits	90,004	55,660
Accrued expenses	144,576	85,661
Litigation contingency	17,000	34,000
Other current liabilities	14	54
TOTAL CURRENT LIABILITIES	262,880	185,853
TOTAL LIABILITIES	262,880	185,853
EQUITY
Common Stock, $0.00001 par value 900,000,000 shares authorized; 201,449,583 issued and 157,232,312 outstanding at June 30, 2025; 195,028,207 issued and 154,133,385 outstanding at December 31, 2024	2	2
Additional paid-in capital	1,031,660	962,758
Treasury stock, at cost: 44,217,271 and 40,894,822 shares held, respectively	(716,549)	(686,680)
Accumulated deficit	(96,723)	(68,135)
Accumulated other comprehensive (loss)	(24)	(3,076)
TOTAL EQUITY	218,366	204,869
TOTAL LIABILITIES AND EQUITY	$ 481,246	$ 390,722

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(UNAUDITED)

	Six Months Ended June 30,
	2025	2024
OPERATING ACTIVITIES
Net (loss) income	($ 13,315)	($ 3,256)
Reconciliation of net income (loss) to net cash provided by operating activities:
Depreciation expense	3,532	3,950
Amortization expense - intangible assets	1,301	1,413
Allowance for credit losses on receivables/bad debt on receivables	682	(677)
Equity in (income) loss of unconsolidated affiliates	127	523
Agent growth incentive stock-based compensation expense	17,734	18,157
Stock option compensation	3,454	3,975
Agent equity stock-based compensation expense	47,559	56,456
Deferred income taxes, net	(1,783)	2,337
Changes in operating assets and liabilities:
Accounts receivable	(58,033)	(48,871)
Prepaids and other assets	(2,138)	1,841
Customer deposits	34,344	41,946
Accounts payable	808	2,741
Accrued expenses	58,694	35,243
Litigation contingency	(17,000)	16,000
Other operating activities	(40)	23
NET CASH PROVIDED BY OPERATING ACTIVITIES	75,926	131,801
INVESTING ACTIVITIES
Purchases of property and equipment	(5,351)	(2,772)
Purchase of business		(3,150)
Investments in unconsolidated affiliates	(11,673)	(3,938)
Capitalized software development costs in intangible assets	(183)	(509)
NET CASH USED IN INVESTING ACTIVITIES	(17,207)	(10,369)
FINANCING ACTIVITIES
Repurchase of common stock	(29,869)	(81,266)
Proceeds from exercise of options	376	1,052
Transactions with noncontrolling interests	-	(1,169)
Dividends declared and paid	(15,273)	(15,075)
NET CASH USED IN FINANCING ACTIVITIES	(44,766)	(96,458)
Effect of changes in exchange rates on cash, cash equivalents and restricted cash	2,393	(1,346)
Net change in cash, cash equivalents and restricted cash	16,346	23,628
Cash, cash equivalents and restricted cash, beginning balance	168,588	169,893
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, ENDING BALANCE	$ 184,934	$ 193,521
SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Cash paid for income taxes	2,014	1,542
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Property and equipment purchases in accounts payable	161	-